U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT

INVESTMENT COMPANY

Investment Company Act File Number 811-23447

ALPHA ALTERNATIVE ASSETS FUND

(Exact name of registrant as specified in charter)

500 Newport Center Drive, Suite 680

Newport Beach, California 92660

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (949) 326-9796

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

(Name and address of agent for service)

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Item 1. Report to Shareholders

(a)

Alpha Alternative Assets Fund

(formerly A3 ALTERNATIVE INCOME FUND)
AAACX

Annual Report

For the Year Ended September 30, 2022

Alpha Alternative Assets Fund, (AAACX)

Table of Contents
For the Year Ended September 30, 2022

Portfolio Manager Commentary	2
Report of Independent Registered Public Accounting Firm	4
Fund Performance	5
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Statement of Cash Flows	12
Financial Highlights	13
Notes to Financial Statements	14
Other Information	26
Fund Management	29
Privacy Notice	31

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

alphagrowthmgt.com

Alpha Alternative Assets Fund, (AAACX)

Portfolio Manager Commentary
As of September 30, 2022 (Unaudited)

Recent Developments

On September 1, 2022, with only a month to go in the fiscal year of the Fund, Alpha Growth Management LLC replaced A3 Financial Investments LLC as investment manager of your Fund. As previously reported to shareholders, your Fund replaced the board of trustees and filed an amended prospectus, updating the Fund’s name and strategy. For further detail, please visit funds.alphagrowthmgt.com. As a Principal of Alpha Growth Management and one of the Portfolio Managers of the Fund, I am honored to write the first shareholder letter for what I hope is for many more years to come. At this time, I would like to recognize the A3 Financial team and former trustees for their help in the transition and continued support of the fund.

As a result of Alpha’s assumption of the investment manager role, you should be aware of some very important changes. The track record and reporting of historical NAVs will cease as of August 31, 2022, and a new record of NAVs and returns will begin September 1, 2022. This is a standard practice when a new investment manager starts, as the new track record for the Fund begins concurrently with the new manager’s undertaking of investment responsibilities. As part of the transition, Alpha offered a special repurchase period prior to year-end, which allowed all existing shareholders to tender up to 100% of their shares. As a result, the Fund experienced an approximate 25% reduction in total capital, which meant that the Fund began its new fiscal year with $4,695,769 in total net asset value. At this time, I would like to thank the shareholders that are starting this journey with us and very much appreciate your trust in continuing with the Fund.

The Fund’s new name is Alpha Alternative Assets Fund. The Fund’s new strategy will seek to achieve its investment objective of providing both income and growth, by investing primarily in “longevity-based assets,” which are considered to be highly uncorrelated to the broader financial markets.

Longevity-based assets include financial instruments across a range of asset types, qualities, and sectors that produce returns contingent upon (i) the continued aging of the U.S. and global population, and (ii) individual life expectancies within the 70+ age cohort. Specifically, longevity-based assets consist primarily of derivatives of life insurance and annuity policies known as life settlements and structured settlements; a broader definition includes equity and debt securities of life insurance companies; pharmaceutical and medical patent royalties; and real estate based assets including reverse mortgages and tax liens (lending products used by homeowners as they age), real estate lending secured by senior housing, assisted living facilities, hospitals and other geriatric specific healthcare facilities.

We believe this is the first longevity asset-based interval fund that seeks to provide an uncorrelated return and a unique cash management strategy. In order to maintain liquidity of the Fund and enhance returns, and because the settlement time for certain longevity-based assets, in particular structured products based on life settlements and structured settlements, can be extensive, we have the benefit of our highly experienced sub-adviser Haven Asset Management (Interval Funds) LLC to invest in highly liquid, high yield securities.

Following are some performance figures for fiscal year 2022.

Performance

Alpha Alternative Assets Fund f/k/a A3 Alternative Income Fund (the “Fund”) had a net return of (1.24)% for the month of September 2022. For the 12 months’ ending September 30, 2022, the Fund had a return of -20.88%.1

Portfolio Review

The Fund maintained its overweight position in interest only strips with underlying home equity conversion mortgages (HECM’s). The underlying mortgages are federally insured2 and are secured by portfolios of residential homes across the country, which we believe helps to provide sufficient collateral coverage and downside mitigation. However, as a result of a low interest rate environment and robust refinancing activity, the bonds have not been insulated from price declines due to higher than anticipated prepayment rates. Given the rise in interest rates, the prepayment rates have declined and offered some stability in the valuation of the securities, though we do not yet believe that prices have fully corrected to reflect an updated prepayment assumption.

The Fund continues to have exposure to certain credit-centric business development companies. Its investment in collateralized loan obligations have underlying portfolios that are primarily floating rate securities which help offset the effects of an increase in interest rates. The credit quality of the underlying portfolios is relatively strong, and the portfolios have been generating significant cash flow.

Alpha Alternative Assets Fund, (AAACX)

Portfolio Manager Commentary
As of September 30, 2022 (Unaudited) (continued)

At year end, the Fund had approximately 74% in cash and equivalents, including money markets. We anticipate investing the current cash balance along with new capital over the coming months into attractive opportunities that we have identified and continue to review.

In an unprecedented and extraordinary time for the economy, geo-political landscape, and your investment portfolio, the management team and your Fund’s portfolio managers are working on building a tactful portfolio of investments in line with the new strategy that seeks to limit correlation to traditional debt and equity market, capitalize on bespoke investment opportunity, and provide strong, benchmark-beating returns.

I thank you for you continued support of the Alpha Alternative Assets Fund and we will continue to work diligently on your behalf.

Sincerely,

Gobind Sahney

Principal and Portfolio Manager

[1]	Past Performance is not indicative of future results.

[2]

While the underlying portfolio holdings in home equity conversion mortgages are federally insured, the fund itself is not insured by the government or any governmental agency. It is possible to lose money by investing in the fund.

Alpha Alternative Assets Fund, (AAACX)

Report of Independent Registered Public Accounting Firm
September 30, 2022

To the Board of Trustees and Shareholders of
Alpha Alternative Assets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Alpha Alternative Assets Fund (formerly A3 Alternative Income Fund) (the “Fund”), including the schedule of investments, as of September 30, 2022, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations and its cash flows for the year then ended, and the changes in its net assets and its financial highlights for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the period October 1, 2019 (commencement of operations) to September 30, 2020 were audited by other auditors, whose report dated November 30, 2020, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian and private companies. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Alpha Alternative Assets Fund since 2021.

Philadelphia, Pennsylvania
November 29, 2022

Alpha Alternative Assets Fund, (AAACX)

Fund Performance
As of September 30, 2022 (Unaudited)

Performance of a $100,000 Investment

This graph compares a hypothetical $100,000 investment in the Fund’s shares, made at the inception of the adviser, with a similar investment in the Bloomberg Barclays Global Aggregate Index. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays Global Aggregate Index is a broad-based flagship benchmark that measures the investment grade, global multi-currency, fixed-rate taxable bond market. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as September 30, 2022	Since Inception Adviser*
Alpha Alternative Assets Fund	-1.24%
Bloomberg Barclays Global Aggregate Index	-5.14%

*	Alpha Growth Management LLC commenced operations as investment adviser on September 1, 2022.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 774-7724.

The expense ratio for the Fund was 7.88%, before fee waivers and expense reimbursement, and 4.17% after fee waiver and expense reimbursement, which was stated in the current prospectus. For the Fund’s current one year expense ratios, please refer to the Financial Highlights Section of this report. The Adviser and the Fund have entered into an operating expenses limitation agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, until at least January 31, 2024, to pay or absorb the ordinary operating expenses of the Fund (excluding (i) interest expenses and dividends on short sales, and any fees and expenses incurred in connection with credit facilities including any commitment fees on borrowings, if any, obtained by the Fund; (ii) transaction costs and other expenses incurred in connection with the acquisition, financing, maintenance, and disposition of the Fund’s investments and prospective investments, including without limitation bank and custody fees, brokerage commissions, legal, data, consulting and due diligence costs, servicing and property management costs, collateral valuations, liquidation and custody costs; (iii) acquired fund fees and expenses; (iv) taxes; and (v) extraordinary expenses including but not limited to litigation costs) to the extent that its management fees plus applicable distribution and shareholder servicing fees and the Fund’s ordinary operating expenses would otherwise exceed, on a year-to-date basis, 2.40% per annum of the Fund’s average daily net assets.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Alpha Alternative Assets Fund, (AAACX)

Schedule of Investments
As of September 30, 2022

Principal Amount		Value
	PROMISSORY NOTES — 9.3%
$395,000	A3 FBF, LLC 15.00%, 4/29/2023[1,2,3]	$395,000
39,726	DSC Trading, LLC 11.00%, 7/31/2023[1,2,3,4]	39,726
	TOTAL PROMISSORY NOTES
	(Cost $434,726)	434,726

	U.S. GOVERNMENT AND AGENCIES — 28.4%
	COLLATERALIZED MORTGAGE OBLIGATIONS — 28.4%
	Government National Mortgage Association
1,169,047	2.134%, 11/20/2067 (Callable 6/20/2031)[4,5,6]	53,632
1,145,654	2.185%, 1/20/2068 (Callable 12/20/2032)[4,5,6]	79,019
405,637	3.197%, 10/20/2067 (Callable 10/20/2029)[4,5,6]	30,718
1,917,346	0.804%, 9/20/2069[4,5,6,7]	85,729
1,932,876	0.546%, 7/20/2069[4,5,6,7]	58,249
941,988	0.613%, 10/20/2066 (Callable 11/20/2031)[4,5,6]	40,229
694,723	0.375%, 4/20/2066 (Callable 9/20/2029)[4,5,6]	33,442
1,002,556	0.992%, 8/20/2063 (Callable 11/20/2033)[4,5,6]	22,907
586,877	0.334%, 4/20/2065 (Callable 10/20/2029)[4,5,6]	18,944
471,191	2.432%, 1/20/2067 (Callable 5/20/2032)[4,5,6]	20,014
1,270,211	1.691%, 10/20/2066 (Callable 11/20/2031)[4,5,6]	53,510
349,452	2.115%, 7/20/2065 (Callable 7/20/2031)[4,5,6]	18,738
803,364	1.760%, 9/20/2065 (Callable 2/20/2032)[4,5,6]	44,187
591,937	1.447%, 9/20/2065 (Callable 5/20/2031)[4,5,6]	24,065
845,254	1.695%, 4/20/2067 (Callable 12/20/2030)[4,5,6]	30,758
1,320,695	0.211%, 8/20/2067 (Callable 8/20/2031)[4,5,6]	40,356
1,312,313	1.313%, 5/20/2064 (Callable 6/20/2032)[4,5,6]	60,346
868,011	1.667%, 6/20/2066 (Callable 2/20/2031)[4,5,6]	44,032
1,709,741	2.298%, 2/20/2068 (Callable 10/20/2033)[4,5,6]	83,275
353,963	1.585%, 10/20/2062 (Callable 11/20/2027)[4,5,6]	13,387
558,442	0.930%, 8/20/2067 (Callable 8/20/2031)[4,5,6]	30,860
1,046,900	1.373%, 10/20/2064 (Callable 4/20/2031)[4,5,6]	41,337
2,072,967	0.004%, 6/20/2069 (Callable 1/20/2032)[4,5,6]	72,480
2,081,267	1.475%, 5/20/2063 (Callable 4/20/2029)[4,5,6]	76,731
1,297,852	1.137%, 6/20/2063 (Callable 6/20/2026)[4,5,6]	52,538
1,292,262	1.475%, 9/20/2066 (Callable 4/20/2031)[4,5,6]	53,174
1,588,745	0.014%, 11/20/2069[4,5,6,7]	64,336
1,229,726	2.273%, 10/20/2067 (Callable 11/20/2030)[4,5,6]	68,038
553,391	1.523%, 3/20/2068 (Callable 8/20/2033)[4,5,6]	19,216
		1,334,247
	TOTAL U.S. GOVERNMENT AND AGENCIES
	(Cost $2,890,923)	1,334,247

See accompanying Notes to Financial Statements.

Alpha Alternative Assets Fund, (AAACX)

Schedule of Investments
As of September 30, 2022 (continued)

Number of Shares		Value
	SHORT-TERM INVESTMENTS — 104.9%
51,230	Fidelity Investments Money Market Government Portfolio - Institutional Class, 2.70%[8]	$51,230
4,873,918	Goldman Sachs Financial Square Government Fund - Institutional Class, 2.88%[8]	4,873,918
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $4,925,148)	4,925,148

	TOTAL INVESTMENTS — 142.6%
	(Cost $8,250,797)	6,694,121
	Liabilities In Excess Of Other Assets — (42.6)%	(1,998,352)
	TOTAL NET ASSETS — 100.0%	$4,695,769

LLC – Limited Liability Company

[1]	Level 3 securities fair valued under procedures established by the Board of Trustees. The total value of these securities is $434,726, which represents 9.3% of total net assets of the Fund.
[2]	The maturity date listed is an estimate of the anticipated timing of full repayment.
[3]	Restricted security. The total value of these securities is $434,726, which represents 9.3% of total net assets of the Fund.
[4]	Variable rate security. Rate shown is the rate in effect as of period end.
[5]	Callable.
[6]	Interest-only security.
[7]	Call date not available.
[8]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Alpha Alternative Assets Fund, (AAACX)

Summary of Investments
As of September 30, 2022

Security Type/Sector	Percent of Total Net Assets
Short-term Investments and Other Assets and Liabilities	62.3%
U.S. Government and Agencies	28.4%
Promissory Notes	9.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Alpha Alternative Assets Fund, (AAACX)

Statement of Assets and Liabilities
As of September 30, 2022

Assets:
Investments, at value (cost $8,250,797)	$6,694,121
Cash	414,545
Receivables:
Fund shares sold	10,097
Due from Adviser	52,981
Dividends and interest	46,767
Prepaid expenses	16,392
Total assets	7,234,903

Liabilities:
Payables:
Fund shares redeemed	2,450,043
Audit fees	29,499
Transfer agent fees and expenses	10,131
Fund administration fees	8,044
Chief Compliance Officer fees	5,001
Trustees’ fees and expenses	3,750
Fund accounting fees	3,378
Custody fees	3,113
Accrued other expenses	26,175
Total liabilities	2,539,134

Net Assets	$4,695,769

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$8,881,248
Total accumulated deficit	(4,185,479)
Net Assets	$4,695,769

Shares of beneficial interest issued and outstanding	712,106
Net asset value, offering, and redemption price per share	$6.59

See accompanying Notes to Financial Statements.

Alpha Alternative Assets Fund, (AAACX)

Statement of Operations
For the Year Ended September 30, 2022

Investment income:
Dividends	$204,074
Interest	429,099
Total investment income	633,173

Expenses:
Advisory fees	129,765
Transfer agent fees and expenses	72,287
Legal fees	71,831
Chief Compliance Officer fees	60,051
Fund administration fees	47,443
Audit and tax fees	30,779
Registration fees	29,951
Custody fees	21,534
Fund accounting fees	20,217
Insurance fees	17,196
Pricing fees	16,068
Trustees’ fees and expenses	15,041
Shareholder reporting fees	11,053
Miscellaneous fees	6,891
Total expenses	550,107
Advisory fees waived and other expenses absorbed	(377,950)
Net expenses	172,157
Net investment income	461,016

Realized and Unrealized Gain (Loss):
Net realized loss on:
Investments	(2,624,213)
Net change in unrealized appreciation/depreciation on:
Investments	80,464
Net realized and unrealized loss	(2,543,749)

Net Decrease in Net Assets from Operations	$(2,082,733)

See accompanying Notes to Financial Statements.

Alpha Alternative Assets Fund, (AAACX)

Statements of Changes in Net Assets

	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$461,016	$563,928
Net realized gain (loss) on investments and future contracts	(2,624,213)	1,066,137
Net change in unrealized appreciation/depreciation on investments	80,464	(2,026,801)
Net decrease in net assets resulting from operations	(2,082,733)	(396,736)

Distributions to shareholders:
Total distributions to shareholders	(1,146,608)	(567,136)

Capital Transactions:
Net proceeds from shares sold	83,843	1,574,842
Reinvestment of distributions	544,524	432,852
Cost of shares redeemed	(3,648,469)	(640,604)
Net increase (decrease) in net assets from capital transactions	(3,020,102)	1,367,090

Total increase (decrease) in net assets	(6,249,443)	403,218

Net Assets:
Beginning of year	10,945,212	10,541,994
End of year	$4,695,769	$10,945,212

Capital Share Transactions:
Shares sold	11,362	155,275
Shares reinvested	69,475	44,285
Shares redeemed	(529,242)	(67,041)
Net increase (decrease) in capital share transactions	(448,405)	132,519

See accompanying Notes to Financial Statements.

Alpha Alternative Assets Fund, (AAACX)

Statement of Cash Flows
For the Year Ended September 30, 2022

Cash flows provided by (used in) operating activities:
Net decrease in net assets from operations	$(2,082,733)
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investments	(1,319,375)
Sales of investments	5,078,310
Net amortization on investments	465,255
Net realized loss on investments	2,624,213
Return of capital dividends received	26,314
Net realized gain on paydowns	(15)
Net change in unrealized appreciation/depreciation on investments	(80,464)
Change in short-term investments, net	(2,185,985)
(Increase)/Decrease in assets:
Dividends and interest	124,919
Due from Adviser	41,268
Prepaid expenses	7,173
Increase/(Decrease) in liabilities:
Audit and tax fees	(1)
Custody fees	2,183
Transfer agent fees and expenses	5,731
Fund administration fees	435
Chief Compliance Officer fees	885
Trustees’ fees and expenses	41
Fund accounting fees	104
Tax expense	(66,033)
Other accrued expenses	(3,149)
Net cash provided by operating activities	2,639,076

Cash flows provided by (used in) financing activities:
Proceeds from shares sold, net of receivable for fund shares sold	73,746
Cost of shares repurchased	(1,693,501)
Distributions paid to shareholders, net of reinvestments	(602,084)
Net cash (used in) financing activities	(2,221,839)

Net Increase in Cash and Restricted Cash	417,237

Cash and Restricted Cash:[1]
Cash, beginning of year	(2,692)
End of year	$414,545

Non-cash financing activities not included herein consist of $544,524 of reinvested dividends.

[1]

Cash and restricted cash may include cash segregated at custodian for futures contracts, cash deposited with broker and cash due to custodian, as outlined further on the Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements.

Alpha Alternative Assets Fund, (AAACX)

Financial Highlights

Per share operating performance.
For a capital share outstanding throughout each year.

	For the Year Ended September 30,
	2022	2021	2020*
Net asset value, beginning of year	$9.43	$10.25	$10.00
Income from Investment Operations:
Net investment income[1]	0.41	0.49	0.68
Net realized and unrealized gain (loss)	(2.25)	(0.81)	0.16
Total from investment operations	(1.84)	(0.32)	0.84

Less Distributions:
From net investment income	(0.44)	(0.50)	(0.59)
From net realized gain	(0.56)	—	—
Total distributions	(1.00)	(0.50)	(0.59)

Net asset value, end of year	$6.59	$9.43	$10.25

Total return[2]	(21.00)%	(3.25)%[3]	8.52%

Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$4,696	$10,945	$10,542

Ratio of expenses to average net assets (including brokerage fees):
Before fees waived	6.36%	5.66%[4,5]	7.99%[4]
After fees waived	1.99%[6]	1.95%[4]	1.95%[4]
Ratio of net investment income to average net assets (including brokerage fees):
Before fees waived	0.96%	1.24%[4,7]	0.53%[4]
After fees waived	5.33%	4.95%[4]	6.57%[4]

Portfolio turnover rate	24%	132%	89%

*

The Fund was organized with 10,000 shares of beneficial interest on August 29, 2019 for $100,000, which represents the seed investment made by the Principals of the Adviser. The Fund commenced operations on October 1, 2019.

[1]	Based on average shares outstanding for the period.

[2]

Total returns would have been lower had expenses not been waived by the investment advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

[3]	0.62% of the Fund’s total return consists of a voluntary reimbursement by the adviser for tax expense. Excluding this item, total return would have been (3.87)%.

[4]	Ratio of brokerage fees to average net assets was less than 0.005%.

[5]	Includes tax expense. If this expense was excluded, the ratio of expenses to average net assets before fees waived would have been 5.09%.

[6]

Effective September 1, 2022, the Advisor has contractually agreed to limit the operating expenses to 2.40%. Prior to September 1, 2022, the Advisor had contractually agreed to limit the annual operating expenses to 1.95%.

[7]	Includes tax expense. If this expense was excluded, the ratio of net investment income to average net assets before fees waived would have been 1.82%.

See accompanying Notes to Financial Statements.

Alpha Alternative Assets Fund, (AAACX)

Notes to Financial Statements
September 30, 2022

1. Organization

The Alpha Alternative Assets Fund (formerly, the A3 Alternative Income Fund) (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933 (the “Securities Act”) on May 9, 2019 and is authorized as a Delaware statutory trust. The Fund operates as an interval fund. Alpha Growth Management, LLC (“Alpha Growth”) serves as the investment adviser (the “Adviser”) of the Fund. Prior to September 1, 2022, A3 Financial Investments, LLC (“Previous Adviser”) served as the investment adviser of the Fund. The Fund’s investment objective is current income and long-term capital appreciation.

2. Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies and Accounting Standards Update 2013-08. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. However, for daily net asset value (“NAV”) determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount using the effective interest method.

Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Paydown gains and losses are recorded as an adjustment to interest income in the Statement of Operations. Dividends are recorded on the ex-dividend date. Distributions from private investments that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than investment income.

Federal Income Taxes

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. As so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund that did not meet the “more likely than not” standard as of September 30, 2022.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of September 30, 2022, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

Distributions to Shareholders

Distributions are paid at least quarterly on the Fund’s shares of beneficial interest (“Shares”) in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders. Distributions to shareholders are recorded on ex-date.

Alpha Alternative Assets Fund, (AAACX)

Notes to Financial Statements
September 30, 2022 (continued)

2. Significant Accounting Policies (continued)

The exact amount of distributable income for each fiscal year can only be determined at the end of the Fund’s fiscal year. Under Section 19 of the Investment Company Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Reverse Mortgages

The Fund may invest in securities that reflect an interest in reverse mortgages, including Collateralized Mortgage Obligations (“CMOs”). Investments of this type may be accrual in nature and may be insured by the Government National Mortgage Association. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence. Reverse mortgages are subject to different risks than traditional mortgages because the repayment for the loans is uncertain and may occur sooner or later than anticipated based on the life-span of the homeowner.

CMOs are typically privately offered and sold, which means that less information about the security may be available as compared to publicly offered securities or exchange listed securities and only certain institutions may buy and sell them. As a result, investments in CMOs may be characterized by the Fund as illiquid securities. The Fund invested in CMOs during the year ended September 30, 2022.

Collateralized Loan Obligations and Collateralized Debt Obligations

The Fund may invest in or gain exposure to Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”). CLOs and CDOs are created by the grouping of certain private loans and other lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches are entitled to receive regular installments of principal and interest, other tranches are entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches are only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CLOs and CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CLOs and CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities. The Fund invested in CLOs and CDOs via dedicated strategy closed end funds during the year ended September 30, 2022.

Syndicated Participations

The Fund may invest in syndicated participations, which are typically loans or advances to corporate entities originated by one or more lenders, and then traded in the secondary market. The primary risk of a syndicated participations is the creditworthiness of the corporate borrower. The market for syndicated participations may not be highly liquid and the Fund may have difficulty selling them. These investments primarily expose the Fund to the credit risk of the underlying borrower, but they also expose the Fund to certain risks associated with the loan agent. Syndicated participations settle on a delayed basis, potentially leading to the sale proceeds of such participation not being available to meet redemptions for a substantial period of time after the sale of the investment. Certain syndicated participations may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions. The Fund invested in syndicated participations during the year ended September 30, 2022.

Alpha Alternative Assets Fund, (AAACX)

Notes to Financial Statements
September 30, 2022 (continued)

2. Significant Accounting Policies (continued)

Valuation of Investments

The Fund’s Valuation Committee (“Valuation Committee”) oversees the valuation of the Fund’s investments on behalf of the Fund. The Board of Trustees of the Fund (the “Board”) has approved the valuation policies and procedures for the Fund (the “Valuation Procedures”). Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on a day the Fund will calculate its net asset value as of the close of business on each day that the New York Stock Exchange is open for business and at such other times as the Board shall determine (each a “Determination Date” or at approximately 4:00 pm U.S. Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the Determination Date, the mean between the closing bid and asked prices and if no asked price is available, at the bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price (which is the last trade price at or before 4:00:02 p.m. U.S. Eastern Time adjusted up to NASDAQ’s best offer price if the last trade price is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price) will be used.

Fixed income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer supplied mean quotations or mean quotations from a recognized pricing service. The independent pricing agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Matrix pricing determines a security’s value by taking into account such factors as security prices, yields, maturities, call features, ratings and developments relating to comparable securities. Debt obligations with remaining maturities of sixty days or less when originally acquired will be valued at their amortized cost, which approximates fair market value.

CMOs are not traded on a national securities exchange and instead may be valued utilizing a market approach. The market approach is a method of determining the valuation of a security based on the selling pricing of similar securities. The types of factors that may be taken into account in pricing CMOs, such as reverse mortgages, include: the yield and spread of similar CMOs where pricing is available in the market; the riskiness and characteristics of the underlying pool of loans; features of the CMO, including weighted average life, investment size and weighted average spread of the underlying loans.

CLOs and CDOs are not traded on a national securities exchange and instead are valued utilizing a market approach. The market approach is a method of determining the valuation of a security based on the selling price of similar securities. The types of factors that may be taken into account in pricing CLOs and CDOs include: the yield of similar CLOs and CDOs where pricing is available in the market; the riskiness of the underlying pool of loans; features of the CLO and CDOs, including weighted average life test, liability pricing, management fees, covenant cushions, weighted average spread of underlying loans and net asset value.

Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or other non-exchange traded instruments. Due to the lack of centralized information and trading, the valuation of loans and other non-exchange traded instruments carries more risk than that of publicly traded common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value instruments differently than the Fund. As a result, the Fund may be subject to the risk that when a non-exchange traded instrument is sold in the market, the amount received by the Fund is less than the value that such security is carried at on the Fund’s books.

The values of some of the assets in the Fund’s portfolio are not readily determinable. The Adviser values these assets at fair value, as determined in good faith by the Adviser, subject to the oversight of the Board. Because such valuations are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, the Adviser’s determinations of fair value may differ from the values that would have been used if a ready market for these assets existed or from the prices at which trades occur. Furthermore, the Adviser may not obtain third-party valuations for all of the Fund’s assets. Changes in the fair value of the Fund’s assets directly impact the Fund’s net income and the Fund’s NAV through recording unrealized appreciation or depreciation of its investments and derivative instruments, and so the Adviser’s determination of fair value has a material impact on the Fund’s net income and the Fund’s NAV.

While in many cases the Adviser’s determination of the fair value of the Fund’s assets is based on valuations provided by third-party dealers and pricing services, the Adviser can and does value assets based upon its judgment and such valuations may differ from those provided by third-party dealers and pricing services. Valuations of certain assets are often difficult to obtain or are unreliable. In general, dealers and pricing services heavily disclaim their valuations. Additionally, dealers may

Alpha Alternative Assets Fund, (AAACX)

Notes to Financial Statements
September 30, 2022 (continued)

2. Significant Accounting Policies (continued)

claim to furnish valuations only as an accommodation and without special compensation, and so they may disclaim any and all liability for any direct, incidental, or consequential damages arising out of any inaccuracy or incompleteness in valuations, including any act of negligence or breach of any warranty. Depending on the complexity and illiquidity of an asset, valuations of the same asset can vary substantially from one dealer or pricing service to another. Higher valuations of the Fund’s assets have the effect of increasing the amount of management fees the Fund pays to the Adviser. Therefore, conflicts of interest exist because the Adviser is involved in the determination of the fair value of the Fund’s assets.

The prices provided by a pricing service or independent dealers or the fair value determinations made by the Valuation Committee of the Board of Trustees may be different from the prices used by other funds or from the prices at which securities are actually bought and sold. The prices of certain securities provided by pricing services may be subject to frequent and significant change and will vary depending on the information that is available. Pricing services that value fixed-income securities generally utilize a range of market-based and security specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Investments may transact in a negotiated manner via appointment, auction, offer or bid wanted in competition. Transaction price and valuation may vary by position size, asset type, investment holding period constraints and modeled cash flow assumptions. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers. Pricing services generally value debt securities assuming orderly transactions of an institutional size, but such securities may be held, or transactions may be conducted in such securities in smaller sizes. Investment size can influence price in negotiated markets and result in the same security having a wide range of prices. Standalone smaller investment positions often trade at lower prices than larger institutional positions. The Fund’s investments in certain fixed-income instruments purchased in smaller sized transactions may contribute positively to the Fund’s performance. As Fund asset levels increase, similar smaller sized transactions, if any, may not have the same relative impact on the Fund’s performance and are not anticipated to have the same relative impact on the Fund’s future performance.

Repurchase Offers

The Fund is a closed-end investment company structured as an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at NAV, of no less than 5% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. Under current regulations, such offers must be for not less than 5% nor more than 25% of the Fund’s Shares outstanding on the repurchase request deadline. If shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

Derivatives and Hedging Disclosures

GAAP requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance, and cash flows. As of September 30, 2022, the Fund had no open derivative instruments and therefore there was no impact to the Statement of Assets and Liabilities and Statement of Operations.

3. Principal Risks

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Alpha Alternative Assets Fund, (AAACX)

Notes to Financial Statements
September 30, 2022 (continued)

3. Principal Risks (continued)

Limited Liquidity

Shares in the Fund provide limited liquidity since shareholders will not be able to redeem Shares on a daily basis. A shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Credit Risk

There is a risk that debt issuers will not make payments, resulting in losses to the Fund. In addition, the credit quality of a debt instrument by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a debt instrument and thereby in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the debt instrument. Default, or the market’s perception that an issuer is likely to default, could reduce the value of a debt instrument, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Market and Geopolitical Risk

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, climate change and climate related events, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Interest Rate Risk

Typically, a rise in interest rates causes a decline in the value of debt securities and loans, and as a result the value of your investment in the Fund will fluctuate with changes in interest rates. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments) and extension risk (the debtor may pay its obligation later than expected, increasing a securities maturity). These risks could affect the value of a particular investment, possibly causing the Fund’s NAV and total return to be reduced and fluctuate more than other types of investments

Asset-Backed and Mortgage-Backed Security Risk

Prepayment risk is associated with mortgage-backed and asset-backed securities including CMOs. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly.

Alpha Alternative Assets Fund, (AAACX)

Notes to Financial Statements
September 30, 2022 (continued)

3. Principal Risks (continued)

These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. Certain mortgage-backed securities may be secured by pools of mortgages on single-family properties, multi-family properties, and/or commercial properties. Similarly, asset-backed securities may be secured by pools of loans, such as student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets experienced extraordinary weakness and volatility in the aftermath of the 2007-2008 financial crisis. Possible legislation in the area of residential mortgages, credit cards and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities. Certain ABS and MBS that the Fund acquires are subordinated in cash flow priority to other more “senior” securities of the same securitization. The exposure to defaults on the underlying mortgages is severely magnified in subordinated securities. Certain subordinated securities (“first loss securities”) absorb all losses from default before any other class of securities is at risk. Such securities therefore are considered to be highly speculative investments.

Syndicated Loans and Participations Risk

The Fund’s investment program may include significant amounts of syndicated loans and participations. These obligations are subject to unique risks, including (i) the possible avoidance of an investment transaction as a “preferential transfer,” “fraudulent conveyance” or “fraudulent transfer,” among other avoidance actions, under relevant bankruptcy, insolvency and/or creditors’ rights laws, (ii) so-called “lender liability” claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations and (v) the contractual nature of participations where the Fund takes on the credit risk of the agent bank rather than the actual borrower.

The Fund may acquire interests in loans or advances either directly (by way of assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a contracting party under the loan agreement with respect to the loan; however, its rights can be more restricted than those of the assigning institution. Participations in a portion of a loan or advance typically result in a contractual relationship only with the institution participating out the interest and not with the obligor. The Fund would, in such a case, have the right to receive payments of principal and interest to which it is entitled only from the institution selling the participation, and not directly from the obligor, and only upon receipt by such institution of such payments from the obligor. As the owner of a participation, the Fund generally will have no right to enforce compliance by the obligor with the terms of the agreement or to vote on amendments to the agreement, nor any rights of set-off against the obligor, and the Fund may not directly benefit from collateral supporting the loan in which it has purchased the participation. In addition, in the event of the insolvency of the selling institution, the Fund may be treated as a general creditor of such selling institution, and may not have any exclusive or senior claim with respect to the selling institution’s interest in, or the collateral with respect to, the applicable loan. Consequently, the Fund will assume the credit risk of both the obligor and the institution selling the participation to the Fund. As a result, concentrations of participations from any one selling institution subject the Fund to an additional degree of risk with respect to defaults by such selling institution.

The Fund may be subject to risks associated with syndicated loans and participations. Under the documentation for syndicated loans, a financial institution or other entity typically is designated as the administrative agent and/or collateral agent. This agent is granted a lien on any collateral on behalf of the other lenders and distributes payments on the indebtedness as they are received. The agent is the party responsible for administering and enforcing the loan and generally may take actions only in accordance with the instructions of a majority or two-thirds in commitments and/or principal amount of the associated indebtedness. In most cases for the Fund’s syndicated loan investments, the Fund does not expect to hold a sufficient amount of the indebtedness to be able to compel any actions by the agent. Consequently, the Fund would only be able to direct such actions if instructions from the Fund were made in conjunction with other holders of associated indebtedness that together with the Fund compose the requisite percentage of the related indebtedness then entitled to take action. Conversely, if holders of the required amount of the associated indebtedness other than the Fund desire to take certain actions, such actions may be taken even if the Fund did not support such actions. Furthermore, if a syndicated loan is subordinated to one or more senior loans made to the applicable obligor, the ability of the Fund to exercise such rights may be subordinated to the exercise of

Alpha Alternative Assets Fund, (AAACX)

Notes to Financial Statements
September 30, 2022 (continued)

3. Principal Risks (continued)

such rights by the senior lenders. Whenever the Fund is unable to direct such actions, the parties taking such actions may not have interests that are aligned with us, and the actions taken may not be in the Fund’s best interests. In addition, the Fund’s ability to direct such actions may be limited by the tax rules governing publicly traded partnerships.

If an investment is a syndicated revolving loan or delayed drawdown loan, other lenders may fail to satisfy their full contractual funding commitments for such loan, which could create a breach of contract, result in a lawsuit by the obligor against the lenders and adversely affect the fair market value of the Fund’s investment.

There is a risk that a loan or participation agent may become bankrupt or insolvent. Such an event would delay, and possibly impair, any enforcement actions undertaken by holders of the associated indebtedness, including attempts to realize upon the collateral securing the associated indebtedness and/or direct the agent to take actions against the related obligor or the collateral securing the associated indebtedness and actions to realize on proceeds of payments made by obligors that are in the possession or control of any other financial institution. In addition, the Fund may be unable to remove the agent in circumstances in which removal would be in the Fund’s best interests. Moreover, agented loans typically allow for the agent to resign with certain advance notice, and the Fund may not find a replacement agent on a timely basis, or at all, in order to protect its investment.

LIBOR Risk

Certain of the Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On March 5, 2021, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced the timeline for the cessation of all LIBOR benchmarks. All LIBOR benchmarks related to sterling, euro, Swiss franc and Japanese yen and the 1-week and 2-month US dollar settings permanently ceased immediately after December 31, 2021, and the remaining US dollar settings will cease immediately after June 30, 2023. The transition away from Reference Rates may lead to increased volatility and illiquidity in markets that are tied to such Reference Rates and reduced values of Reference Rate-related instruments. This announcement and any additional regulatory or market changes that occur as a result of the transition away from Reference Rates may have an adverse impact on a Fund’s investments, performance, or financial condition.

4. Investment Advisory and Other Agreements

Alpha Growth Management, LLC serves as the Fund’s investment adviser pursuant to a management agreement with the Fund that has an initial two-year term and is subject to annual renewal thereafter by the Fund’s Board of Trustees (the “Board”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is entitled to receive a monthly fee at the annual rate of 1.50% of the Fund’s average daily net assets (the “Advisory Fee”). Prior to September 1, 2022, A3 Financial Investments, LLC served as the Fund’s investment adviser and was entitled to receive an Advisory Fee at the annual rate of 1.50%. For the year ended September 30, 2022, Alpha Growth Management, LLC accrued Advisory Fees totaling $8,870, and the Previous Adviser accrued Advisory Fees totaling $120,895.

The Adviser and the Fund have entered into an operating expenses limitation agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed, until at least January 31, 2024, to pay or absorb the ordinary operating expenses of the Fund (excluding (i) interest expenses and dividends on short sales, and any fees and expenses incurred in connection with credit facilities including any commitment fees on borrowings, if any, obtained by the Fund; (ii) transaction costs and other expenses incurred in connection with the acquisition, financing, maintenance, and disposition of the Fund’s investments and prospective investments, including without limitation bank and custody fees, brokerage commissions, legal, data, consulting and due diligence costs, servicing and property management costs, collateral valuations, liquidation and custody costs; (iii) acquired fund fees and expenses; (iv) taxes; and (v) extraordinary expenses including but not limited to litigation costs) to the extent that its management fees plus applicable distribution and shareholder servicing fees and the Fund’s ordinary operating expenses would otherwise exceed, on a year-to-date basis, 2.40% per annum of the Fund’s average daily net assets. Prior to September 1, 2022, the Expense Limitation Agreement was 1.95%.

For the year ended September 30, 2022, Alpha Growth Management, LLC waived fees and reimbursed expenses totaling $33,383, and the Previous Adviser waived fees and reimbursed expenses totaling $344,567. For a period not to exceed three years from the date on which advisory fees are waived or Fund expenses were absorbed by the Adviser, the Adviser may recoup amounts waived or absorbed, provided it is able to effect such recoupment and remain in compliance with (a) the

Alpha Alternative Assets Fund, (AAACX)

Notes to Financial Statements
September 30, 2022 (continued)

4. Investment Advisory and Other Agreements (continued)

limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, and (b) the limitation on Fund expenses at the time of the recoupment. Fees waived by the Previous Adviser are not subject to possible recoupment by the Investment Adviser as the Fund entered into a new expense limitation agreement with the Investment Adviser. At September 30, 2022, the amount of these potentially recoverable expenses is $33,383 expiring on the dates below:

September 30, 2025	$33,383
Total	$33,383

The Adviser has engaged Haven Asset Management (Interval Funds) LLC, to act as investment sub-adviser to the Fund pursuant to an Investment Sub-Advisory Agreement between the Adviser, Sub-Adviser and the Fund effective September 1, 2022. The Adviser has delegated investment discretion for a portion of the Fund’s portfolio to the Sub-Adviser. The Adviser allocates uninvested cash (typically up to 25% of the portfolio) to the investment sub-adviser, to invest in highly liquid, high yield securities. For its services rendered with respect to the Fund the Sub-Adviser shall receive an annual management fee of 0.75% of the average daily net assets managed by the Sub-Adviser. The Sub-Adviser is paid by the Adviser, not the Fund.

Foreside Financial Services, LLC serves as the Fund’s distributor (the “Distributor”) and Foreside Fund Officer Services, LLC provides Chief Compliance Officer (“CCO”) services to the Fund; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator; UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for services provided for the year ended September 30, 2022, are reported on the Statement of Operations.

Certain officers and a Trustee of the Fund are employees of the Adviser or affiliated with the Distributor.

5. Control Ownership

The beneficial ownership, either directly or indirectly, of more than twenty-five percent (25%) of the voting securities creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of September 30, 2022, Anthony R. Bosch, an unaffiliated shareholder, had ownership in the Fund in the amount of 26.49%. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by Shareholders of the Fund.

6. Fair Value of Investments

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

●	Level 1 – Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

●	Level 2 – Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

●	Level 3 – Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Adviser in determining fair value is greatest for investments categorized in Level 3.

Alpha Alternative Assets Fund, (AAACX)

Notes to Financial Statements
September 30, 2022 (continued)

6. Fair Value of Investments (continued)

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of September 30, 2022:

	Level 1	Level 2	Level 3	Total
Investments
Promissory Notes	$—	$—	$434,726	$434,726
U.S. Government and Agencies	—	1,334,247	—	1,334,247
Short-Term Investments	4,925,148	—	—	4,925,148
Total Investments	$4,925,148	$1,334,247	$434,726	$6,694,121

All transfers between fair value levels are recognized by the Fund at the end of each reporting period.

The following table presents the changes in assets and transfers in and out which are classified in Level 3 of the fair value hierarchy for the year ended September 30, 2022:

	Syndicated Loans and Participations	Promissory Notes
October 1, 2021	$40,776	$—
Transfers In	—	—
Transfers Out	—	—
Purchases	—	438,402
Sales	—	—
Principal paydowns	(3,326)	(3,676)
Realized gains (losses)	(195,948)	—
Change in unrealized appreciation (depreciation)*	158,498	—
Amortization	—	—
September 30, 2022	$—	$434,726

* Includes unrealized depreciation of $0 for investments held as of September 30, 2022.

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of September 30, 2022.

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs	Impact to Valuation from an Increase in Input(1)
Promissory Notes	$434,726	Income Approach	Collateral Control	N/A	Increase

(1)

This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

7. Capital Stock

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares. The minimum initial investment in the Fund by any investor is $100,000. However, there are no initial or subsequent investment minimums for accounts maintained by financial institutions (such as registered investment advisers and trusts) for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans (e.g.,

Alpha Alternative Assets Fund, (AAACX)

Notes to Financial Statements
September 30, 2022 (continued)

7. Capital Stock (continued)

401(k) or 457(b) retirement plans; (3) mutual fund platforms; and (4) consulting firms. In addition, there is no initial or subsequent investment minimum for Trustees or officers of the Fund, directors, officers and employees of the Adviser or Distributor or any of their affiliates. Minimum investment amounts may be waived in the discretion of the Fund or the Adviser. The Distributor is not required to sell any specific number or dollar amount of the Fund’s shares, but will use commercially reasonable efforts to sell the shares.

A substantial portion of the Fund’s investments will be illiquid. For this reason, the Fund is structured as a closed-end interval fund, which means that the shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. For each repurchase offer the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the shareholders’ desire for liquidity. A shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the shareholder’s purchase of the Shares.

Pursuant to Rule 23c-3 under the Investment Company Act, on a quarterly basis, the Fund offers to repurchase at NAV per share determined as of the close of regular trading on the New York Stock Exchange no later than the 14th day after the repurchase offer ends, or the next business day if the 14th day is not a business day. The results of the repurchase offers conducted for the year ended September 30, 2022 are as follows:

Commencement Date	November 16, 2021	February 15, 2022
Repurchase Request	December 17, 2021	March 17, 2022
Repurchase Pricing date	December 31, 2021	March 31, 2022

Net Asset Value as of Repurchase Offer Date	$8.45	$7.30
Amount Repurchased	$559,038	$334,801
Percentage of Outstanding Shares Repurchased	5.50%	3.96%

Commencement Date	May 16, 2022	August 23, 2022
Repurchase Request	June 16, 2022	September 16, 2022
Repurchase Pricing date	June 30, 2022	September 30, 2022

Net Asset Value as of Repurchase Offer Date	$6.64	$6.60
Amount Repurchased	$304,437	$2,450,193
Percentage of Outstanding Shares Repurchased	4.08%	34.32%

8. Federal Income Taxes

At September 30, 2022, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$8,250,797
Gross unrealized appreciation	—
Gross unrealized depreciation	(1,556,676)
Net unrealized depreciation on investments	$(1,556,676)

Alpha Alternative Assets Fund, (AAACX)

Notes to Financial Statements
September 30, 2022 (continued)

8. Federal Income Taxes (continued)

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2022 permanent differences in book and tax accounting resulting primarily from differing treatments for amortization of organizational costs have been reclassified to paid in capital and total distributable earnings as follows:

Increase (Decrease)
Paid in Capital	Total Distributable Earnings
42	(42)

As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$12,421
Undistributed long-term capital gains	—
Tax accumulated earnings	12,421
Accumulated capital and other losses	(2,640,611)
Organizational costs deferral	(613)
Unrealized depreciation on investments	(1,556,676)
Total accumulated deficit	$(4,185,479)

As of September 30, 2022, the Fund had a short-term capital loss carryover of $185,164 and a long-term capital loss carryover of $2,455,447. To the extent that the fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of distributions paid during the fiscal years ended September 30, 2022 and September 30, 2021 was as follows:

	2022	2021
Distribution paid from:
Ordinary income	$1,040,778	$567,136
Net long-term capital gains	105,830	—
Total distributions paid	$1,146,608	$567,136

9. Investments in Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

Additional information on each restricted security held by the Fund on September 30, 2022 is as follows:

Security	Initial Acquisition Date	Amount or Units	Cost	Fair Value	% of Net Assets
A3 FBF, LLC, 15.00%, 4/29/2023	4/28/2022	395,000	$395,000	$395,000	8.4%
DSC Trading, LLC, 11.00%, 7/31/2023	1/14/2022	39,726	39,726	39,726	0.8%

Alpha Alternative Assets Fund, (AAACX)

Notes to Financial Statements
September 30, 2022 (continued)

10. Investment Transactions

For the year ended September 30, 2022, purchases and sales of investments, excluding short-term investments, were $1,319,375 and $5,078,310, respectively.

11. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

12. Short-Term Investments

The Alpha Alternative Assets Fund invests a significant amount (103.8% of its net assets as of September 30, 2022) in the Goldman Sachs Financial Square Government Fund - Institutional Class (“FGTXX”). FGTXX is a high quality money market portfolio that comprises U.S. Government and U.S. Treasury securities including bills, bonds, notes and repurchase agreements. FGTXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov. The net expense ratio per the May 31, 2022 Semi-Annual report of the FGTXX was 0.12%.

13. Subsequent Events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance of the financial statements included herein.

The Fund commenced a repurchase offer November 16, 2022 as follows:

Commencement Date	November 16, 2022
Repurchase Request	December 16, 2022
Repurchase Pricing date	December 30, 2022

There have been no other subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.

Alpha Alternative Assets Fund, (AAACX)

Other Information
September 30, 2022 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available: (i) without charge, upon request, by calling the Fund at (877) 774-7724 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available, without charge and upon request, on the SEC’s website at www.sec.gov.

Matters Submitted to a Vote of Shareholders

On September 1, 2022, shareholders holding 61.26% of the outstanding shares of the Fund approved the New Advisory Agreement, the Subadvisory Agreement, the New Trustees and revised fundamental policy with respect to industry concentration new management agreement, via written consent.

Corporate Dividends Received Deduction

For the fiscal year ended September 30, 2022, 0.0% of the dividends paid from net investment income qualified for the dividends received deduction available to corporate shareholders of the Alpha Alternative Assets Fund.

Qualified Dividend Income

For the year ended September 30, 2022, the Alpha Alternative Assets Fund had 2.46% of dividends paid from net investment income, designated as qualified dividend income.

Board Considerations Regarding Approval of Management Agreement

Advisory Agreement Approval

Counsel noted that the next item of business was (i) review and approval of Alpha Growth Management, Inc. (“Alpha”) as the Investment Advisor to the Fund (the “Advisor”) and (ii) the approval of the proposed advisory agreement between the Fund and Alpha (the “Advisory Agreement”). Counsel began the discussion by referring the Board to a Thompson Hine memorandum in the Materials regarding the Board’s duties with respect to approving investment advisory agreements. Counsel noted that neither Section 15(c) nor Section 36(b) of the 1940 Act stated the specific factors the Board should consider when evaluating an investment advisory agreement. He further added that rules adopted by the SEC required disclosure of the material factors considered, and the conclusions reached by the Board in deciding to approve or renew an investment advisory agreement in the Fund’s proxy statements and shareholder reports. In making its determination, Counsel told the Board that its review must include, but not be limited to: (1) investment performance; (2) the nature, extent and quality of services to be provided to the Fund; (3) costs of the services and anticipated profits of the adviser and sub-adviser (including any affiliates); (4) economies of scale to be realized as the Fund grows; and (5) whether fees indicated that the Fund would benefit or share in the economies of scale.

Nature, Extent, and Quality of Services. Mr. Sahney introduced himself to the Board and provided a brief professional biography. Mr. Sahney noted that Alpha was a wholly owned subsidiary of Alpha Growth PLC (“PLC”), a specialty asset management company focused on longevity-based assets. Mr. Sahney noted that PLC, through Alpha, desired to manage a registered fund in the longevity asset space because of the demand for such products and the company’s extensive experience in this relatively complex and niche space. Mr. Sahney noted that while various institutional investors and registered investment advisers wanted exposure to longevity-based assets, there were no registered funds specializing in such assets, and these investors did not have the specialized expertise and relationships needed to structure products and invest directly in such assets. Mr. Sahney further explained how such products benefited interval funds like the Fund specifically. Mr. Sahney then spoke about the quality of Haven Asset Management LLC (“Haven”) as a sub-advisor, and the advantage employing the services of Haven created.

Alpha Alternative Assets Fund, (AAACX)

Other Information
September 30, 2022 (Unaudited) (continued)

In response to a call for questions from the Board Mr. Bosch then spoke about the advantages of using Alpha as the Advisor. Mr. Soderberg then additionally expressed his confidence in Alpha being the ideal partner for the Fund and the Fund’s shareholders. The Trustees noted that the Adviser was well-suited to manage the Fund.

Mr. Sahney then indicated that Alpha had filed its initial Form ADV to register as an adviser under the Investment Advisers Act of 1940, as amended, and would provide these forms to the Board once Alpha was registered. Mr. Bosch then spoke about the planned timing of the termination of the Fund’s current advisory agreement. Responding to a question by the Board, Counsel then detailed the procedure and steps of Alpha becoming the new Advisor, noting that the Fund intended to assign the existing advisory agreement to Alpha, thus causing its termination.

Mr. Sahney then spoke about the resources of Alpha and Alpha’s future plans. Mr. Sahney then spoke about Alpha’s plans to secure E&O insurance, stating that more bids were desired but retention of the current provider was likely. In response to a question, Mr. Sahney discussed Alpha’s financial resources, the financial statements of PLC, and the level of services and resources that Alpha would devote in Managing the Fund.

The Board agreed that the experience of the advisory personnel was impressive, and that Alpha was well positioned to manage the Fund’s strategy, particularly given Alpha Growth’s specialized knowledge and experience in structuring products tied to life settlement contracts and other longevity-based assets.

Fees and Expenses. Counsel then discussed Alpha’s management fee for the Fund, noting that it was in line with Alpha’s selected peer group median and average fee (excluding any incentive fees). Counsel noted that Alpha would be entering into an expense limitation agreement to keep the Fund’s expenses in line with peers. Counsel then further reviewed the peer group median and average comparisons. The Board considered that the gross expense ratio for the Fund was within reasonable range but was higher than the average expense ratio for the peer group. Mr. Sahney noted the challenges of finding peer funds. The Board acknowledged the lack of directly comparable peer funds and considered the specialized nature of the Fund’s strategy. The Board noted Alpha’s willingness to enter to into the expense limitation agreement. The Board concluded that the proposed management fee and expense ratio were not unreasonable.

Profitability and Economies of Scale. Counsel then reviewed the provided profitability chart, noting that Alpha did not expect to derive any profits from its services to the Fund for the first 12 months of operations and expected a modest profit in the second year. The Board concluded that excessive profitability from Alpha’s relationship with the Fund was not an issue at this time. The Board noted that economies of scale had not yet been reached.

Compliance. The Board found, based upon its own review and other information provided at the Meeting by the CCO, that Alpha’s Code of Ethics and compliance policies and procedures were reasonably designed to prevent violations of the relevant portions of the federal securities laws.

Subadvisory Agreement Approval

Counsel noted that the next item of business was the consideration of the investment sub-advisory agreement between Alpha and Haven, with respect to the Fund (the “Sub-Advisory Agreement”).

Nature, Extent, and Quality of Services. Counsel reviewed 15(c) documents provided in the Materials that related to Haven. Counsel reviewed the investment strategy of Haven. Mr. Sahney noted that Haven would manage the liquid portion of the Fund’s portfolio. He noted that many of the longevity-based investments made by the Fund would be illiquid, and thus, a portion of the portfolio would be allocated to Haven to invest in highly liquid, high yield assets. The Board discussed that Alpha proposed to allocate up to 25% of the Fund’s assets to Haven for the purpose of managing the Fund’s liquidity, and Haven would invest those assets in highly liquid high yield securities. In response to a question, Mr. Sahney discussed his relationship with Haven and Max Holmes, the proposed portfolio manager for Haven.

Counsel then remarked that Haven was not a registered investment adviser as of the time of the Meeting. Counsel stated that Haven was in the process of becoming a registered investment advisor.

Mr. Sahney then spoke on the qualifications of the management team of Haven and the expertise of Mr. Holmes in managing bond strategies. After discussion, the Board concluded that Haven had sufficient quality and depth of personnel, resources, investment methods and procedures essential to perform its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the management services that it would provide to the Fund would be satisfactory.

Alpha Alternative Assets Fund, (AAACX)

Other Information
September 30, 2022 (Unaudited) (continued)

Fees and Expenses. Counsel and Mr. Sahney then reviewed the sub-advisory fee structure. After discussion, the Board considered the complexity of the Fund’s strategy and the experience of the sub-advisory personnel, and concluded that the proposed fees were not unreasonable.

Profitability.

The Board considered the services that Haven would provide to the Fund, and, after discussion agreed that the profit margins appeared reasonable.

Economies of Scale. The Board noted that economies of scale had not yet been reached and noted that economies of scale was an issue to be best discussed in the context of the Advisory Agreement.

Compliance. The Board found, based upon its own review and other information provided at the Meeting, that Haven’s Code of Ethics and compliance policies and procedures were reasonably designed to prevent violations of the relevant portions of the federal securities laws.

Alpha Alternative Assets Fund, (AAACX)

Fund Management
September 30, 2022 (Unaudited)

Following is a list of the Trustees and executive officers of the Fund and their principal occupation over the last five years. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling the Fund at (877) 774-7724. Unless otherwise noted, the address of each Trustee and Officer is c/o Alpha Growth Management LLC, 500 Newport Center Drive, Suite 680, Newport Beach, CA 92660.

Independent Trustees

Name, Address and Year of Birth	Position/ Term of Office*	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Kate Davis 1981	Trustee since September 2021	Director, Portfolio Management, Harrison Street Real Estate Capital LLC (Jan. 2021 – Present); Principal, Radcliffe Capital LLC (Jul. 2020 – Dec. 2020); President and Portfolio Manager, Broadstone Real Estate Access Fund (Aug. 2017 – Jul. 2020); Portfolio Manager and Head of Research & Operations, Resource America, Inc. (Jan 2013 – Aug. 2017).	1	None.
Felix Rivera 1963	Trustee Since September 2021	Managing Partner, Independent Channel Advisors, LLC (Jan. 2011 – Present).	1	Advisors Preferred Trust; Centerstone Investors Trust
Patrick Seese 1971	Trustee since September 2021	Managing Director, Integris Partners (Feb. 2008 – Present).	1	ALPS Series Trust.

*	The term of office for each Trustee listed above will continue indefinitely.

**	The “Fund Complex” consists of the Fund.

Alpha Alternative Assets Fund, (AAACX)

Fund Management
September 30, 2022 (Unaudited) (continued)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Christopher Shaw 1968	Trustee, President and Principal Executive Officer since September 2021	Vice President and Managing Director, SS&C Technologies (Apr. 2018 – Present); Operations Officer, DST Systems (Nov. 1993 – Apr. 2018).	1	None.
Gobind Sahney	President and Principal Executive Officer since 2022	Alpha Growth Plc: 2015 to Present, Alpha Longevity Management Ltd.: 2014 to Present, Providence Life Assurance Company Ltd: 2021 to Present, GO Services LLC: 2019 to Present	N/A	N/A
Jason Sutherland	Treasurer and Principal Financial Officer since 2022

Peach Holdings: Feb 2000- July 2012, Peachtree Asset Management: March 2008- July 2012, Citadel Financial Ltd.: July 2012- Nov 2013, DRB Financial Solutions: Nov 2013-Aug 2020, DRB Capital: Aug 2020- Present

			N/A	N/A
Roger Pries 1965	Chief Compliance Officer since 2022	Fund Chief Compliance Officer, ACA Group; Compliance Officer, Citi Fund Services	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely.

**	The “Fund Complex” consists of the Fund.

Alpha Alternative Assets Fund, (AAACX)

Privacy Notice
September 30, 2022 (Unaudited)

FACTS	WHAT DOES ALPHA ALTERNATIVE ASSETS FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Assets ● Retirement Assets ● Transaction History ● Checking Account Information	● Purchase History ● Account Balances ● Account Transactions ● Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the information Alpha Alternative Assets Fund chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Alpha Alternative Assets Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We do not share.
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

Questions?	Call (877) 774-7724

Alpha Alternative Assets Fund, (AAACX)

Privacy Notice
September 30, 2022 (Unaudited) (continued)

Who we are
Who is providing this notice?	Alpha Alternative Assets Fund
What we do
How does Alpha Alternative Assets Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Alpha Alternative Assets Fund collect my personal information?

We collect your personal information, for example, when you:

■ open an account

■ provide account information

■ give us your contact information

■ make deposits or withdrawals from your account

■ make a wire transfer

■ tell us where to send money

■ tells us who receives the money

■ show your government-issued ID

■ show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

■ sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Alpha Alternative Assets Fund does not share with our affiliates for marketing purposes.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Alpha Alternative Assets Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Alpha Alternative Assets Fund doesn’t jointly market.

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Investment Adviser

Alpha Growth Management LLC
500 Newport Center Drive, Suite 680
Newport Beach, CA 92660
alphagrowthmgt.com

Sub-Adviser

Haven Asset Management (Interval Funds) LLC
537 Steamboat Road, Suite 302
Greenwich, CT 06830
hamllc.com

Custodian

UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Administrator, Transfer Agent, and Fund Accountant

UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor

Foreside Financial Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.acaglobal.com

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

(b) Not applicable

Item 2. Code of Ethics.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. Felix Rivera is qualified to serve as the audit committee financial experts serving on its audit committee and that they are "independent," as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate fees billed for the fiscal year for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that fiscal year are $26,000 for 2022 and $26,000 for 2021.

Audit-Related Fees

(b) The aggregate fees billed for the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $0 for 2021. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,500 for 2022 and $3,500 for 2021.

All Other Fees

(d) The aggregate fees billed for the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2021.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last fiscal year of the registrant was $0 for 2022 and $0 for 2021.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Alpha Alternative Assets Fund

Proxy Voting Policy and Procedures

The Fund has adopted a Proxy Voting Policy (the “Proxy Voting Policy”) used to determine how the Fund votes proxies relating to its portfolio securities. Under the Fund’s Proxy Voting Policy, the Fund has, subject to the oversight of the Fund’s Board, delegated to the Investment Adviser the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act (the “Proxy Duties”).

The Fund’s CCO shall ensure that the Investment Adviser has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Fund.

A.	General

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.	Delegation to the Investment Advisers

The Fund believes that the Investment Adviser is in the best position to make individual voting decisions for the Fund consistent with this Proxy Voting Policy. Therefore, subject to the oversight of the Board, the Investment Adviser is hereby delegated the following duties:

(1)	to make the proxy voting decisions for the Fund, in accordance with the Proxy Voting Policy of the Investment Adviser except as provided herein; and

(2)	to assist the Fund in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

(3)	Annually the Investment Adviser will provide to the Board a proxy voting report showing all proxies for the year.

The Board, including a majority of the Independent Trustees of the Board, must approve each Proxy Voting and Disclosure Policy of the Investment Adviser (the “Investment Adviser Voting Policy”) as it relates to the Fund. The Board must also approve any material changes to the Investment Adviser Voting Policy no later than six (6) months after adoption by the Investment Adviser.

C.	Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Investment Adviser or an affiliated person of the Fund, or its investment adviser, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Proxy Voting Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Investment Adviser Voting Policy, provided such specific voting policy was approved by the Board.

D.	Preparation and Filing of Proxy Voting Record on Form N-PX

The Fund will annually file its complete proxy voting record with the SEC on Form N-PX.

The Administrator will be responsible for oversight and completion of the filing of the Fund’s reports on Form N-PX with the SEC. The Administrator will file Form N-PX for each twelve-month period ended June 30 and the filing for each year will be made with the SEC on or before August 31 of that year.

Adopted: 7/17/19

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following biographical information about the members of Alpha Growth Management, LLC (the “Adviser”), and Haven Asset Management (Interval Funds) LLC (the “Sub-Adviser”) who are primarily responsible for the day-to-day portfolio management of the Alpha Alternative Assets Fund as of December 9, 2022:

Gobind Sahney

Mr. Sahney has served as portfolio manager of the Fund since September 2022. Mr. Sahney is a principal of the Adviser and Chairman and CEO of Alpha Growth PLC and Director of Alpha Longevity Management Limited, an investment management company regulated and licensed by the Financial Services Commission of the British Virgin Islands. He has performed at senior executive level within multiple organizations that specialize in distressed debt and discounted assets totaling in excess of $750m across North America, Europe and the UK. Prior to founding Alpha Growth PLC in 2015 Mr. Sahney was the Chairman of Stratmin Global Resources plc from 2011 to 2014. His involvement began with its investment and turnaround which consisted of £2 million in distressed assets. As Chairman, he organized and executed a turnaround through the liquidation of those assets and the identification and reverse takeover of a mining company and the associated multi-million pound fundraise. As principal of GO Services LLC, a multi-national distress debt asset manager, from 1998 to 2015, he has spoken as a subject matter expert on distressed debt and discounted asset investing at ACA International conferences in the US, and at Credit Services Association conferences in the UK. Mr. Sahney is a graduate of Babson College, Wellesley, Massachusetts, and holds a Bachelors degree in accounting and finance. He also served on the board of trustees of Babson College from 2001 to 2010.

Jason Sutherland

Mr. Sutherland has served as portfolio manager of the Fund since September 2022 and is the founder and Senior Partner of Citadel Legal Services LLC, and represents clients across North America, Europe and Asia, predominantly within the insurance backed assets industry. Additionally, since 2013, Mr. Sutherland has served as the Senior Vice President of Capital Markets and Senior Counsel for DRB Financial Solutions which is majority owned by the Blackstone Tactical Opportunities Group. Since joining DRB in 2015, Mr. Sutherland has negotiated and structured multiple warehousing facilities of up to $600m. He also launched the first ever AAA rated placements of mortality backed linked annuity receivables totaling $151m. Mr. Sutherland recently ran $3bn of policies under the Lamington Road Fund in Dublin, Ireland which was acquired by Emergent Capital, ran Citadel’s London office at the same time, and was Managing Director of DLP funding group out of London under Peach Holdings LLC, with $1.5bn under management. Prior to that Mr. Sutherland spent 12 years with the Peach Holdings Group, most recently as Managing Director of Legal and operations for Peachtree Asset Management based in London and Luxembourg, a Global leader in uncorrelated investments for institutional clients, where he obtained FCA approval, guiding the fundraising efforts, and coordinating with regulatory bodies in UK, US, Cayman Islands, Luxembourg and Ireland. Mr. Sutherland received his Juris Doctorate in Boston in 1999 and was subsequently admitted to the State Bar of Georgia. Mr. Sutherland is also a member of the New York Bar, United States Supreme Court, Georgia Supreme Court among others, and maintains an FCA CF1, CF3, CF10 and CF11.

Max Holmes

Mr. Holmes, the Chief Investment Officer of the Sub-Advisor, has a long record of investment experience, particularly in the fixed income markets, and has been previously associated with three registered investment advisors: (1) Jan 2002 to May 2005, Managing Director and portfolio manager at D. E. Shaw & Co., L.P., one of the largest hedge fund managers in the world, currently with $37.6 billion of AUM; (2) May 2005 to May 2012, Founder and Chief Investment Officer of Plainfield Asset Management LLC, with peak $5.4 billion of peak AUM (de-registered in good standing); and (3) March 2019 to May 2020, Chief Investment Officer of Haven Asset Management (Insurance) LLC (de-registered in good standing when the affiliated insurance company client was to be sold). Since January 2015, Mr. Holmes has been a Senior Advisor to American Industrial Partners, a private equity fund manager and registered investment advisor, currently with $8.0 billion of AUM. Mr. Holmes also previously held senior positions with RBC Capital Markets, Gleacher NatWest Inc. and Salomon Brothers Inc (in New York) and Drexel Burnham Lambert (in Beverly Hills, California). Mr. Holmes started his career as a practicing attorney with Vinson & Elkins (in Houston Texas). Mr. Holmes received a J.D. from Columbia Law School in 1984, an M.B.A. from Columbia Business School in 1984, and a B.A. from Harvard College in 1981. Since 1993, Max Holmes has taught "Bankruptcy and Reorganization" at Stern Graduate School of Business at New York University, where he remains an Adjunct Professor of Finance.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of September 30, 2022, Mr. Gobind Sahney, and Mr. Jason Sutherland, and Mr. Max Holmes managed the following other accounts:

Gobind Sahney	Number of Accounts	Total Assets	Number of Accounts Subject to Performance Fees	Total Assets Subject to Performance Fees (in millions)
Registered Investment Companies	-	$- million	-	$- million
Other Pooled Investment Vehicles	1	$47.0 million	1	$47.0 million
Other Accounts	-	$- million	-	$- million

Jason Sutherland	Number of Accounts	Total Assets	Number of Accounts Subject to Performance Fees	Total Assets Subject to Performance Fees (in millions)
Registered Investment Companies	-	$- million	-	$- million
Other Pooled Investment Vehicles	-	$- million	-	$- million
Other Accounts	-	$- million	-	$- million

Max Holmes	Number of Accounts	Total Assets	Number of Accounts Subject to Performance Fees	Total Assets Subject to Performance Fees (in millions)
Registered Investment Companies	-	$- million	-	$- million
Other Pooled Investment Vehicles	-	$- million	-	$- million
Other Accounts	-	$- million	-	$- million

Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars,” if any). Some of these service providers may be affiliated with the Adviser. The Adviser has adopted policies and procedures in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts. These policies and procedures generally require that the Adviser distribute investment opportunities among client accounts in a fair and equitable manner (e.g., on a pro rata basis, relative to the size of the order) and seek best execution for securities transactions executed on the Fund’s behalf. Opportunities are generally allocated on the basis of capital available for such investments and other relevant factors particular to the accounts, including, but not limited to, investment restrictions, tax and U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), considerations and other regulatory considerations, risk parameters, existence of a pre-existing position, desire to avoid creation of odd lot positions, de minimis allocations, and other factors including the appropriate overall composition of each portfolio.

As a closed-end investment company, the Fund may be limited in its ability to invest in any portfolio company in which an affiliates’ other client has an investment. The Fund may also be limited in its ability to co-invest in a portfolio company with the Adviser or one or more of its affiliates. Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC. For additional information about conflicts of interest relevant to the Fund, see “Conflicts of Interest” in the SAI.

(a)(3) Compensation Structure of Portfolio Manager

Portfolio Manager Compensation

Alpha Growth Management:

The Portfolio Managers are paid on a total compensation basis, which includes: (i) fixed pay (base salary) and (ii) variable compensation. Fixed pay is the key and primary element of compensation for the majority of the Portfolio Managers and reflects the value of the individual’s role and function within the organization. It rewards factors that the Portfolio Manager brings to the organization such as skills and experience, while reflecting regional and divisional specifics. Fixed pay levels play a significant role in ensuring competitiveness of the Adviser in the labor market, thus benchmarking provides a valuable input when determining fixed pay levels. Variable compensation is a discretionary compensation element that enables the Adviser to provide an additional reward the Portfolio Managers, for their performance and behaviors and is designed to reward each individual for their role in producing positive results for the Fund. Variable compensation awards reflect each individual’s positive role in affecting the Fund and the Investment Adviser’s goals in achieving continuous, above average Fund performance relative to benchmarks and the market. Such compensation may be provided in the form of cash, equity awards, or stock options granted by the Investment Adviser’s parent company, Alpha Growth PLC.

The proportion of variable compensation delivered via a long-term incentive award, which is subject to performance and forfeiture provisions, will increase significantly as the amount of the variable compensation increases. In addition, additional forfeiture and claw back provisions, including complete forfeiture and claw back of variable compensation, may apply in certain circumstances. For key investment professionals, in particular, a portion of any long-term incentives will be in the form of notional investments aligned, where possible, to the funds they manage.

In general, the Adviser seeks to offer competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. To evaluate the Fund’s Portfolio Managers, in light of and consistent with the compensation principles set forth above, the Adviser reviews investment performance for all accounts managed in relation to the appropriate peer group universe with respect to a fund. The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining total compensation, the Adviser considers a number of quantitative, qualitative and other factors: (i) Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the appropriate peer group universe for a fund) are utilized to measure performance; (ii) Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review; and (iii) Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and “living the values” of the Fund) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Haven Asset (Interval Funds) Management:

The Portfolio Manager of Haven is the owner of the Sub-Adviser, and so the Portfolio Manager will be compensated through earnings and profits of the Sub-Adviser.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Gobind Sahney	None
Jason Sutherland	None
Max Holmes	None

(b) Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item. The submission of shareholder proposals which require a vote of all shareholders will be handled in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”). No such proposals were received.

Item 11. Controls and Procedures.

(a)	The registrant’s President (Principal Executive Officer) and Treasurer (Principal Financial Officer) have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal half-year period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Alpha Alternative Assets Fund

By (Signature and Title)*
/s/Gobind Sahney
Gobind Sahney
(President and Principal Executive Officer)

Date	December 9, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By (Signature and Title)*	/s/Gobind Sahney
Gobind Sahney
(President and Principal Executive Officer)

Date	December 9, 2022

By (Signature and Title)*	/s/Jason Sutherland
Jason Sutherland
(Treasurer and Principal Financial Officer)

Date	December 9, 2022